Exhibit 10.53

CARVEOUT GUARANTY

THIS CARVEOUT GUARANTY (“Guaranty”) made as of February 12, 2026, by NEXPOINT DIVERSIFIED REAL ESTATE TRUST OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“Guarantor”), to and for the benefit of THE OHIO STATE LIFE INSURANCE COMPANY, its successors and assigns (“Lender”).

R E C I T A L S

A. On or about the date hereof, NHT BRADENTON, LLC, a Delaware limited liability company, NHT BRADENTON TRS, LLC, a Delaware limited liability company, NHT PARK CITY, LLC, a Delaware limited liability company, and NHT PARK CITY TRS, LLC, a Delaware limited liability company (collectively, “Borrower”) and Lender entered into that certain Amended and Restated Loan Agreement (“Loan Agreement”) whereby Lender agreed to make a secured loan (the “Loan”) available to Borrower in the maximum principal amount at any time outstanding not to exceed the sum of THIRTY-NINE MILLION THREE HUNDRED NINETY THOUSAND AND NO/100 DOLLARS ($39,390,000.00), for general working capital purposes. Capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

B. In connection with the Loan, Borrower has executed and delivered that certain Amended and Restated Promissory Note (the “Note”), of even date herewith and payable to the order of Lender in the amount of the Loan, payment of which is secured or will be secured by (i) that certain Amended and Restated Fee and Leasehold Mortgage, Assignment of Rents, Security Agreement and Fixture Filing, of even date herewith (the “Bradenton Security Instrument”), made by NHT Bradenton, LLC, a Delaware limited liability company, in favor of Lender, and that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement, and Fixture Filing, of even date herewith (the “Park City Security Instrument” and collectively with the Bradenton Security Instrument, the “Mortgage”), made by NHT Park City, LLC, a Delaware limited liability company, in favor of Lender, and (ii) the other Loan Documents.

C. Guarantor will derive material financial benefit from the Loan evidenced and secured by the Note, the Mortgage and the other Loan Documents.

D. Lender has relied on the statements and agreements contained herein in agreeing to make the Loan. The execution and delivery of this Guaranty by Guarantor is a condition precedent to the making of the Loan by Lender.

AGREEMENTS

NOW, THEREFORE, intending to be legally bound, Guarantor, in consideration of the matters described in the foregoing Recitals, which Recitals are incorporated herein and made a part hereof, and for other good and valuable consideration the receipt and sufficiency of which are acknowledged, hereby covenants and agrees for the benefit of Lender and its respective successors, indorsees, transferees, participants and assigns as follows:

1.
Guarantor absolutely, unconditionally and irrevocably guarantees:
(a)
the full and prompt payment of any Enforcement Costs (as hereinafter defined in Section 8 hereof);

(b)
any loss, damage, out-of-pocket cost, out-of-pocket expense, liability or obligation actually incurred by Lender arising out of, on account of, or in connection with the intentional misapplication or conversion of any tenant security deposits, insurance proceeds, condemnation awards, or any proceeds from the sale of a portion of the Project received by Borrower and not delivered over to Lender or used to restore the Project in accordance with the Loan Agreement;
(c)
any loss, damage, out-of-pocket cost, out-of-pocket expense, liability or obligation actually incurred by Lender arising out or on account of or based upon any fraud or willful misrepresentation of a material fact by Borrower or Guarantor in any Loan Document executed by Borrower or Guarantor;
(d)
any amount(s) reasonably necessary to repair or replace any damage to or destruction of Project which is the result of intentional misconduct or gross negligence on the part of Borrower including, without limitation, intentional physical waste, any act of arson or malicious destruction of the Project by Borrower;
(e)
any loss, damage, out-of-pocket cost, out-of-pocket expense, liability or obligation actually incurred by Lender out of or on account of or based upon the failure to maintain insurance as required by the Loan Documents or the failure to timely pay insurance premiums for any such required insurance for the Project;
(f)
any loss, damage, out-of-pocket cost, out-of-pocket expense, liability or obligation actually incurred by Lender out of or on account of or based upon the failure to timely pay any valid real estate taxes for the Project which could create in liens on any portion of the Project superior to the lien or security title of the lien claimant under any of the Loan Documents, to the full extent of the amount claimed by any such lien claimant;
(g)
any loss, damage, out-of-pocket cost, out-of-pocket expense, liability or obligation actually incurred by Lender out of or on account of or based upon any (i) amendment or modification of either Franchise Agreement by Borrower without the prior written consent of Lender, (ii) cancellation or termination of either Franchise Agreement by Borrower without the prior written consent of Lender, or (iii) the cancellation or termination of either Franchise Agreement due to Borrower’s default thereunder when the Project generates sufficient revenue to fulfill Borrower’s obligations thereunder; and
(h)
the aggregate amount outstanding under the Loan Documents upon Borrower (i) making a general assignment for the benefit of its creditors; (ii) filing a petition, answer or consent seeking, or having entered against it, an order for relief (or any similar remedy) under any provision of Title 11 of the United States Code or any other federal, state or foreign Law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, or consent to the institution of any proceedings thereunder; (iii) convening a meeting of its creditors, or any class thereof, for the purpose of effecting a moratorium upon or extension or composition of its debts; (iv) admitting in writing that it is generally not able to pay its debts as they mature or generally not pay its debts as they mature; (v) applying for or consenting to the appointment of a receiver, trustee, custodian, liquidator or other similar official of all or a portion of its assets; (vi) any act is taken by or on behalf of Borrower (or any successor owner of the Property) or Guarantor to prevent, forestall, or impede in any way (A) the appointment of a receiver for Borrower or the Project or any part thereof by Lender, (B) a trustee sale, foreclosure or a public or private sale under the UCC of the Project or any part thereof by Lender, or (C) any other enforcement or remedial action available to Lender under the Loan Documents, at law or in equity against Borrower or the Project or any part thereof, in each case to the extent such act is taken in bad faith or is groundless, without basis in fact or is not warranted by any good faith argument for the extension, modification, or reversal of existing law; (vii) any breach of Section 9.1(y) of the Loan Agreement; or (viii) Borrower’s failure to cure any items, as applicable, identified in the Phase I Environmental Site Assessment, Property Condition Report, and Property Condition Assessment ordered on January 28, 2026 for the Bradenton Project and February 4, 2026 for the Park City Project that did not exist as of February 15, 2022, within 90 days after Borrower’s receipt of such Phase I Environmental Site Assessment, Property Condition Report, and Property Condition Assessment.

All amounts due, debts, liabilities and payment obligations described in subsections (a) through (h) of this Section 1 shall be hereinafter collectively referred to as the “Indebtedness.”

2.
In the event of any default by Borrower in the payment of the Indebtedness, after the expiration of any applicable cure or grace period under the Loan Documents, Guarantor agrees, within five (5) Business Days following written demand by Lender or the holder of the Note therefor, to pay the Indebtedness regardless of any defense, right of set-off or claims which Borrower may have against Lender or the holder of the Note, other than such Indebtedness that has already been paid in full.
3.
All of the remedies set forth herein and/or provided for in any of the Loan Documents or at law or equity shall be equally available to Lender, and the choice by Lender of one such alternative over another shall not be subject to question or challenge by Guarantor or any other person, nor shall any such choice be asserted as a defense, setoff, or failure to mitigate damages in any action, proceeding, or counteraction by Lender to recover or seeking any other remedy under this Guaranty, nor shall such choice preclude Lender from subsequently electing to exercise a different remedy. The parties have agreed to the alternative remedies provided herein in part because they recognize that the choice of remedies in the event of a default hereunder will necessarily be and should properly be a matter of good faith business judgment, which the passage of time and events may or may not prove to have been the best choice to maximize recovery by Lender at the lowest cost to Borrower and/or Guarantor. It is the intention of the parties that such good faith choice by Lender be given conclusive effect regardless of such subsequent developments.
4.
Guarantor does hereby (a) waive notice of acceptance of this Guaranty by Lender and any and all notices and demands of every kind which may be required to be given by any statute, rule or law, (b) agree to refrain from asserting, until after repayment in full of the Indebtedness, any defense, right of set-off or other claim which Guarantor may have against Borrower, (c) waive presentment for payment, demand for payment, notice of nonpayment or dishonor, protest and notice of protest, diligence in collection and any and all formalities which otherwise might be legally required to charge Guarantor with liability, (d) waive any failure by Lender to inform Guarantor of any facts Lender may now or hereafter know about Borrower, the Project, the Loan, or the transactions contemplated by the Loan Agreement, it being understood and agreed that Lender has no duty so to inform and that Guarantor is fully responsible for being and remaining informed by Borrower of all circumstances bearing on the risk of nonperformance of Borrower’s obligations, (e) waive all notices which may be required by statute, rule of law or otherwise to preserve any right of Lender, including without limitation, notice to Guarantor of default, intent to accelerate, acceleration, presentment to and demand of payment or performance from Borrower and protest for non-payment or dishonor, (f) any exercise by Lender of any right, remedy, power or privilege in connection with any of the Agreements, and (g)

any requirement of promptness or diligence on the part of Lender. Credit may be granted or continued from time to time by Lender to Borrower without notice to or authorization from Guarantor, regardless of the financial or other condition of Borrower at the time of any such grant or continuation. Lender shall have no obligation to disclose or discuss with Guarantor its assessment of the financial condition of Borrower. Guarantor acknowledges that no representations of any kind whatsoever have been made by Lender. No modification or waiver of any of the provisions of this Guaranty shall be binding upon Lender except as expressly set forth in a writing duly signed and delivered by Lender.
5.
Guarantor further agrees that Guarantor's liability as guarantor shall not be impaired or affected by any renewals or extensions which may be made from time to time, with or without the knowledge or consent of Guarantor of the time for payment of interest or principal under the Note or by any forbearance or delay in collecting interest or principal under the Note, or by any waiver by Lender under the Loan Agreement, Mortgage or any other Loan Documents, or by Lender's failure or election not to pursue any other remedies it may have against Borrower or Guarantor, or by any change or modification in the Note, Loan Agreement, Mortgage or any other Loan Document, or by the acceptance by Lender of any additional security or any increase, substitution or change therein, or by the release by Lender of any security or any withdrawal thereof or decrease therein, or by the application of payments received from any source to the payment of any obligation other than the Indebtedness even though Lender might lawfully have elected to apply such payments to any part or all of the Indebtedness, it being the intent hereof that, subject to Lender's compliance with the terms of this Guaranty, Guarantor shall remain liable for the payment of the Indebtedness, until the Indebtedness has been paid in full, notwithstanding any act or thing which might otherwise operate as a legal or equitable discharge of a surety or the Loan has been paid in full by Borrower or Guarantor. Guarantor further understands and agrees that Lender may at any time enter into agreements with Borrower to amend and modify the Note, Loan Agreement, Mortgage or other Loan Documents, and may waive or release any provision or provisions of the Note, Loan Agreement, Mortgage and other Loan Documents or any thereof, and, with reference to such instruments, may make and enter into any such agreement or agreements as Lender and Borrower may deem proper and desirable, without in any manner impairing or affecting this Guaranty or any of Lender's rights hereunder or Guarantor's obligations hereunder.
6.
This is an absolute, present and continuing guaranty of payment and not of collection. Guarantor agrees that this Guaranty may be enforced by Lender without the necessity at any time of resorting to or exhausting any other security or collateral given in connection herewith or with the Note, Loan Agreement, Mortgage or any of the other Loan Documents through foreclosure or sale proceedings, as the case may be, under the Mortgage or otherwise, or resorting to any other guaranties, and Guarantor hereby waives any right to require Lender to join Borrower in any action brought hereunder or to commence any action against or obtain any judgment against Borrower or to pursue any other remedy or enforce any other right. Guarantor further agrees that nothing contained herein or otherwise shall prevent Lender from pursuing concurrently or successively all rights and remedies available to it at law and/or in equity or under the Note, Loan Agreement, Mortgage or any other Loan Documents, and the exercise of any of its rights or the completion of any of its remedies shall not constitute a discharge of Guarantor's obligations hereunder, it being the purpose and intent of Guarantor that the obligations of Guarantor hereunder shall be absolute, independent and unconditional under any and all circumstances whatsoever. None of Guarantor's obligations under this Guaranty or any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of Borrower under the Note, Loan Agreement, Mortgage or other Loan Documents or by reason of the bankruptcy of Borrower or by reason of any creditor or bankruptcy proceeding instituted by or against Borrower.

This Guaranty shall continue to be effective or be reinstated (as the case may be) if at any time payment of all or any part of any sum payable pursuant to the Note, Loan Agreement, Mortgage or any other Loan Document is rescinded or otherwise required to be returned by Lender upon the insolvency, bankruptcy, dissolution, liquidation, or reorganization of Borrower, or upon or as a result of the appointment of a receiver, intervenor, custodian or conservator of or trustee or similar officer for, Borrower or any substantial part of its property, or otherwise, all as though such payment to Lender had not been made, regardless of whether Lender contested the order requiring the return of such payment.
7.
In the event Lender or any holder of the Note shall assign the Note to any lender or other entity to secure a loan from such lender or other entity to Lender or such holder for an amount not in excess of the amount which will be due, from time to time, from Borrower to Lender under the Note with interest not in excess of the rate of interest which is payable by Borrower to Lender under the Note, Guarantor will accord full recognition thereto and agree that all rights and remedies of Lender or such holder hereunder shall be enforceable against Guarantor by such lender or other entity with the same force and effect and to the same extent as would have been enforceable by Lender or such holder but for such assignment; provided, however, that unless Lender shall otherwise consent in writing, Lender shall have an unimpaired right, prior and superior to that of its assignee or transferee, to enforce this Guaranty for Lender's benefit to the extent any portion of the Indebtedness or any interest therein is not assigned or transferred.
8.
If: (a) this Guaranty is placed in the hands of an attorney for collection or is collected through any legal proceeding; (b) an attorney is retained to represent Lender in any bankruptcy, reorganization, receivership, or other proceedings affecting creditors' rights and involving a claim under this Guaranty; (c) an attorney is retained to provide advice or other representation regarding the enforcement of this Guaranty; or (d) an attorney is retained to represent Lender in any proceedings whatsoever in connection with this Guaranty and Lender prevails in any such proceedings, then Guarantor shall pay to Lender upon demand all reasonable out-of-pocket attorney's fees, out-of-pocket costs and expenses incurred in connection therewith (all of which are referred to herein as “Enforcement Costs”), in addition to all other amounts due hereunder, regardless of whether all or a portion of such Enforcement Costs are incurred in a single proceeding brought to enforce this Guaranty as well as the other Loan Documents.
9.
The parties hereto intend and believe that each provision in this Guaranty comports with all applicable local, state and federal laws and judicial decisions. However, if any provision or provisions, or if any portion of any provision or provisions, in this Guaranty is found by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion, provision or provisions of this Guaranty to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of all parties hereto that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Guaranty shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained therein, and that the rights, obligations and interest of Lender or the holder of the Note under the remainder of this Guaranty shall continue in full force and effect.
10.
TO THE GREATEST EXTENT PERMITTED BY LAW, GUARANTOR HEREBY WAIVES ANY AND ALL RIGHTS TO REQUIRE MARSHALLING OF ASSETS BY LENDER. WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDINGS RELATING TO THIS GUARANTY (EACH, A “PROCEEDING”), EACH OF LENDER AND

GUARANTOR IRREVOCABLY (A) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS HAVING JURISDICTION IN THE CITY OF DALLAS AND STATE OF TEXAS, AND (B) WAIVES ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY PROCEEDING BROUGHT IN ANY SUCH COURT, WAIVES ANY CLAIM THAT ANY PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND FURTHER WAIVES THE RIGHT TO OBJECT, WITH RESPECT TO SUCH PROCEEDING, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY. NOTHING IN THIS GUARANTY SHALL PRECLUDE LENDER FROM BRINGING A PROCEEDING IN ANY OTHER JURISDICTION NOR WILL THE BRINGING OF A PROCEEDING IN ANY ONE OR MORE JURISDICTIONS PRECLUDE THE BRINGING OF A PROCEEDING IN ANY OTHER JURISDICTION. LENDER AND GUARANTOR FURTHER AGREE AND CONSENT THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY PROCEEDING IN ANY TEXAS STATE OR UNITED STATES COURT SITTING IN THE CITY OF DALLAS, TEXAS MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE APPLICABLE PARTY AT THE ADDRESS INDICATED BELOW, AND SERVICE SO MADE SHALL BE COMPLETE UPON RECEIPT; EXCEPT THAT IF SUCH PARTY SHALL REFUSE TO ACCEPT DELIVERY, SERVICE SHALL BE DEEMED COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED.
11.
Any indebtedness of Borrower to Guarantor now or hereafter existing is hereby subordinated to the payment of the Indebtedness. Guarantor agrees that, until the entire Indebtedness has been paid in full or the Loan has been paid in full by Borrower or Guarantor, Guarantor will not seek, accept, or retain for its own account, any payment from Borrower on account of such subordinated debt other than as permitted under the Loan Agreement. Any payments to Guarantor (other than as permitted under the Loan Agreement) on account of such subordinated debt shall be collected and received by Guarantor in trust for Lender and shall be paid over to Lender on account of the Indebtedness without impairing or releasing the obligations of Guarantor hereunder.
12.
Any amounts received by Lender from any source on account of the Loan may be utilized by Lender for the payment of the Indebtedness and any other obligations of Borrower to Lender in such order as set forth in the Loan Documents.
13.
GUARANTOR AND LENDER (BY ITS ACCEPTANCE HEREOF) HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS GUARANTY AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.
14.
Any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be in writing and shall be deemed to have been properly given (a) if hand delivered, when delivered; (b) if mailed by United States Certified Mail (postage prepaid, return receipt requested), three Business Days after mailing (c) if by Federal Express or other reliable overnight courier service, on the next Business Day after delivered to such courier service or

(d) if by telecopier on the day of transmission so long as copy is sent on the same day by overnight courier as set forth below:

Guarantor: Nexpoint Diversified Real Estate Operating Partnership, L.P.

300 Crescent Court, Suite 700

Dallas, TX 75201

Attention: Legal Department

Email: legal@nexpoint.com

If to Lender: The Ohio State Life Insurance Company
300 Crescent Court, Suite 700
Dallas, TX 75201
Attention: Chris Rice
Telephone: (214) 550-4549
Facsimile: (214) 292-8832

With a copy to: Wick Phillips Gould & Martin, LLP
3131 McKinney Avenue, Suite 500
Dallas, Texas 75204
Attention: Isaac J. Brown
Telephone: (214) 740-4037
Facsimile: (214) 692-6255

or at such other address as the party to be served with notice may have furnished in writing to the party seeking or desiring to serve notice as a place for the service of notice.

15.
In order to induce Lender to make the Loan, Guarantor makes the following representations and warranties to Lender set forth in this Section. Guarantor acknowledges that but for the truth and accuracy of the matters covered by the following representations and warranties, Lender would not have agreed to make the Loan.
(a)
Guarantor is qualified to do business and is in good standing in any state necessary in the conduct of its business.
(b)
Guarantor maintains an office at the address as set forth for such party in Section 14.
(c)
Any and all balance sheets, net worth statements, and other financial data with respect to Guarantor which have heretofore been given to Lender by or on behalf of Guarantor fairly and accurately present the financial condition of Guarantor in all material respects as of the respective dates thereof.
(d)
The execution, delivery, and performance by Guarantor of this Guaranty does not and will not, to the knowledge of the Guarantor, contravene or conflict with (i) any Laws, order, rule, regulation, writ, injunction or decree now in effect of any Government Authority, or court having jurisdiction over Guarantor, (ii) any contractual restriction binding on or affecting Guarantor or Guarantor's property or assets which may adversely affect Guarantor's ability to fulfill its obligations under this Guaranty, or (iii) the instruments creating any trust holding title to any assets included in Guarantor's financial statements.

(e)
This Guaranty creates legal, valid, and binding obligations of Guarantor enforceable in accordance with its terms.
(f)
Except as disclosed in writing to Lender, there is no action, proceeding, or investigation pending or, to the knowledge of Guarantor, threatened or affecting Guarantor, which may adversely affect Guarantor's ability to fulfill his obligations under this Guaranty. To the best of Guarantor's knowledge, there are no existing judgments or orders for the payment of money rendered against Guarantor for an amount in excess of $50,000 which have been undischarged for a period of ten (10) or more consecutive days and the enforcement of which is not stayed by reason of a pending appeal or otherwise. To the best of Guarantor's knowledge, Guarantor is not currently in default under any agreements which may adversely affect Guarantor's ability to fulfill its obligations under this Guaranty.
(g)
All statements set forth in the Recitals are true and correct.

All of the foregoing representations and warranties shall be deemed remade on the date of the first disbursement of Loan proceeds, on the date of each advance of Loan proceeds, and upon any extension of the Loan pursuant to the Loan Agreement. Guarantor hereby agrees to indemnify and hold Lender free and harmless from and against all loss, out-of-pocket cost, liability, damage, and expense, including reasonable out-of-pocket attorney's fees and costs, which Lender actually incurs by reason of the inaccuracy or breach of any of the foregoing representations and warranties as of the date the foregoing representations and warranties are made and are remade.

16.
Guarantor shall deliver or cause to be delivered to Lender all of the Guarantor financial statements to be delivered in accordance with the terms of the Loan Agreement.
17.
This Guaranty shall be binding upon the heirs, executors, legal and personal representatives, successors and assigns of Guarantor and shall not be discharged in whole or in part by the death of Guarantor. If more than one party executes this Guaranty, the liability of all such parties shall be joint and several.
18.
THIS GUARANTY, THE NOTE, AND ALL OTHER INSTRUMENTS EVIDENCING AND SECURING THE LOAN WERE NEGOTIATED IN THE STATE OF TEXAS, AND DELIVERED BY GUARANTOR OR BORROWER, AS APPLICABLE, AND ACCEPTED BY LENDER IN THE STATE OF TEXAS, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND THE UNDERLYING TRANSACTIONS EMBODIED HEREBY. IN ALL RESPECTS, INCLUDING, WITHOUT LIMITATION, MATTERS OF CONSTRUCTION OF THE IMPROVEMENTS AND PERFORMANCE OF THIS GUARANTY AND THE OBLIGATIONS ARISING HEREUNDER, THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF TEXAS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.
19.
Lender shall be entitled to honor any request for Loan proceeds made by Borrower and shall have no obligation to see to the proper disposition of such advances. Guarantor agrees that his obligations hereunder shall not be released or affected by reason of any improper disposition by Borrower of such Loan proceeds.

20.
This Guaranty may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, Guarantor has delivered this Guaranty in the State of Texas as of the date first written above.

GUARANTOR:

NEXPOINT DIVERSIFIED REAL ESTATE OPERATING PARTNERSHIP, L.P.

a Delaware limited partnership

By: /s/ Paul Richards________

Name: Paul Richards
Title: Authorized Representative

[Carveout Guaranty]